SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                   Date of Report:  January 13, 2000
                   ---------------------------------
                   (Date of earliest event reported)


                            UAL CORPORATION
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


            Delaware               1-6033           36-2675207
----------------------------     ------------    -------------------
(State or other jurisdiction     (Commission      (I.R.S. Employer
     of incorporation)           File Number)    Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois        60007
--------------------------------------------------------------
 (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (847) 700-4000
                                                   --------------

                            Not Applicable
                            --------------
     (Former name or former address, if changed since last report)




ITEM 5.         OTHER EVENTS.
                ------------

    UAL Corporation (the "Company") is filing herewith a press release issued today by the Company as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

Exhibit No.     Description
----------      -----------

    99.1        Press Release


                              SIGNATURES
                              ----------

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UAL CORPORATION



                               By:  /s/ Francesca M. Maher
                                    ----------------------
                               Name:    Francesca M. Maher
                               Title:   Senior Vice President,
                                        General Counsel & Secretary





Dated:  January 13, 2000